                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                AMENDMENT NO. 1 TO FORM 8-K (DATED JUNE 11, 1996)



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 12, 1996


                                   INSCI CORP.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in it's Charter)


                                    Delaware
- --------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


1-12966                                           06-1302773
- -----------------------------                     ------------------------------
Commission File No.                               I.R.S. Employer Identification


Two Westborough Business Park
Westborough, MA                                   01581
- -----------------------------                     ------------------------------
Address of principal                              Zip Code
executive offices


(508) 870-4000
- -----------------------------
Registrant's telephone number,
including area code

7.       FINANCIAL STATEMENT

         The Registrant (the "Company") supplements its 8-K Report filed on April 12, 1996, with respect to the aquisition of the assets of the Courtland Group, Inc. by the Company.

         The Company supplementally submits the financial statements of the Courtland Group, Inc. for the period of May 1, 1995 through March 27, 1996, as audited by Pannel Kerr Forster, PC.


                                    EXHIBITS


         Financial Statement - Courtland Group, Inc. for period May 1, 1995 through March 27, 1996.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            New York, New York
                  June 11, 1996



                                           INSCI CORP.
                                           -------------------------------------
                                             (Registrant)



                                           /s/ E. TED PRINCE
                                           -------------------------------------
                                               E.Ted Prince
                                               Chief Executive Officer

                     COURTLAND GROUP, INC.

                     Financial Statements
                        for the period
                 May 1, 1995 to March 27, 1996

                          Independent Auditor's Report



To the Directors and
 Stockholders
Courtland Group, Inc.

We have audited the accompanying balance sheet of Courtland Group, Inc. as of March 27, 1996 and the related statements of operations, stockholder's equity (deficit), and cash flows for the period May 1, 1995 to March 27, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Courtland Group, Inc. at March 27, 1996, and the results of its operations and its cash flows for the period May 1, 1995 to March 27, 1996 in conformity with generally accepted accounting principles.

As discussed in note 1 to the financial statements, Courtland Group, Inc. completed the sale of certain net assets to a third party on March 28, 1996. The accompanying balance sheet as of March 27, 1996 has been prepared as of a date prior to the sale of net assets. The accompanying balance sheet does not include any adjustments relating to the realization and classification of the recorded net assets that might be necessary to reflect the intentions of the third party purchaser.








May 1, 1996

                              COURTLAND GROUP, INC.

                                  Balance Sheet
                                 March 27, 1996


                                     Assets






Cash                                                                  $   6,814
Accounts and other receivables                                           30,885
Furniture, fixtures and equipment, net of accumulated
 depreciation of $44,159 (note 2)                                        28,406
Capitalized software development costs, net of accumulated
 amortization of $998,000 (note 2)                                      355,000
Deferred tax asset (note 5)                                              66,890
                                                                      ---------
              Total assets                                            $ 487,995
                                                                      ---------


                 Liabilities and Stockholders' Equity (Deficit)


Liabilities
     Accounts payable                                                 $  18,989
     Advance payable (note 3)                                            40,000
     Accrued and other liabilities                                      192,656
     Unearned revenue (note 2)                                           57,947
     Notes payable - related parties (note 4)                           224,816
                                                                      ---------
              Total liabilities                                         534,408
                                                                      ---------

Commitments (note 1 and 6)

Stockholders' equity (deficit)
     Capital stock, $.01 par value: authorized 10,000,000
      shares; issued and outstanding 56,797                                 568
     Additional paid-in capital                                         364,485
     Accumulated (deficit)                                             (411,466)
                                                                      ---------
              Total stockholders' equity (deficit)                      (46,413)
                                                                      ---------
              Total liabilities and stockholders' equity (deficit)    $ 487,995
                                                                      ---------





See notes to financial statements

                              COURTLAND GROUP, INC.

                             Statement of Operations
                  For the Period May 1, 1995 to March 27, 1996






Revenue
     Product                                                          $ 670,437
     Services                                                            96,210
                                                                      ---------
                  Total revenue                                         766,647
                                                                      ---------


Cost of revenue
     Product                                                            323,955
     Services                                                            82,994
                                                                      ---------
                                                                        406,949
                                                                      ---------
Gross profit                                                            359,698
                                                                      ---------

Expenses
     General and administrative                                         356,769
     Rent (note 6)                                                       89,729
     Professional fees                                                    7,123
     Interest                                                             5,985
                                                                      ---------
                  Total expenses                                        459,606
                                                                      ---------


Loss before deferred tax benefit                                        (99,908)

Deferred tax benefit (note 5)                                            35,760
                                                                      ---------

                  Net loss                                            $ (64,148)
                                                                      ---------





See notes to financial statements

                              COURTLAND GROUP, INC.

                   Statement of Stockholders' Equity (Deficit)
                  For the Period May 1, 1995 to March 27, 1996






                                           Additional
                                Capital     Paid-in      Accumulated
                                 Stock      Capital       (Deficit)      Total
                                -------    ----------    -----------   --------
Balance, April 30, 1995          $568       $364,485      $(347,318)   $ 17,735

Net loss for the period            -              -         (64,148)    (64,148)
                                 ----       --------      ---------    --------

Balance, March 27, 1996          $568       $364,485      $(411,466)   $(46,413)
                                 ----       --------      ---------    --------































See notes to financial statements

                              COURTLAND GROUP, INC.

                             Statement of Cash Flows
                  For the Period May 1, 1995 to March 27, 1996





Cash flows from operating activities
     Net loss                                                                                           $ (64,148)
     Adjustments to reconcile net loss to net cash
      provided by operating activities
         Deferred tax benefit                                                           $ (35,760)
         Depreciation                                                                       7,643
         Amortization of capitalized software development costs                           239,000
         Changes in certain other accounts
              Accounts and other receivables                                              (30,885)
              Accounts payable                                                            (13,752)
              Accrued and other liabilities                                               116,346
              Unearned revenue                                                               (560)
                                                                                        ---------
                  Total adjustments                                                                       282,032
                                                                                                        ---------

                  Net cash provided by operating activities                                               217,884

Cash flows from investing activities
     Additions to furniture, fixtures and equipment                                       (22,656)
     Capitalized software development costs                                              (275,000)
                                                                                        ---------
                  Net cash (used) by investing activities                                                (297,656)

Cash flows from financing activities
     Proceeds from advance payable                                                         40,000
     Repayment of note payable                                                             (8,752)
                                                                                        ---------
                  Net cash provided by financing activities                                                31,248
                                                                                                        ---------

                  (Decrease) in cash                                                                      (48,524)

Cash at beginning of period                                                                                55,338
                                                                                                        ---------

Cash at end of period                                                                                   $   6,814
                                                                                                        ---------













See notes to financial statements

                              COURTLAND GROUP, INC.

                          Notes to Financial Statements
                                 March 27, 1996


Note 1 - Organization

Courtland Group, Inc. (the Company) was incorporated on May 1, 1987 in the State of Maryland. The Company develops, markets and supports computer software that utilizes optical disk storage technology to archive, index, store, retrieve, print and fax documents.

On March 28, 1996, certain net assets of the Company were sold to INSCI Corp.

Note 2 - Summary of significant accounting policies

a. Estimates

The financial statements of the Company are prepared in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

b.  Revenue recognition

Revenue from the sale of the Company's computer software is recognized upon shipment and remaining insignificant obligations, are accrued. The Company's software license agreement does not (i) entitle the buyer to any right of return or exchange, or (ii) grant the customer any right to product upgrades or enhancements.

Software maintenance revenue is recognized ratably over the contract period, generally one year.

c.  Depreciation

Furniture, fixtures and equipment are recorded at cost and are being depreciated on an accelerated method over estimated useful lives of 5 and 7 years.

d.  Income taxes

Deferred tax assets and liabilities are recognized for both the expected future tax impact of differences between the financial statement and tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax loss carryforwards. Deferred tax assets are reflected at their likely realizable amount.

e.  Capitalized software development costs

The Company capitalizes the qualifying costs of developing its software products. Capitalization of cost requires that technological feasibility has been established. Development costs incurred prior to the establishment of technological feasibility are expensed as incurred. When the software is fully documented and available for unrestricted sale, capitalization of development costs ceases, and amortization commences based on either a straight-line basis or the ratio of current gross revenues to the total current and anticipated future gross revenues, whichever is greater. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenues, estimated economic life and changes in software technologies.

                              COURTLAND GROUP, INC.

                                 March 27, 1996



The Company evaluates the estimated net realizable value of each software product at each balance sheet date and records write-downs to net realizable value for any products for which the net book value is in excess of net realizable value. No such write-downs were required at March 27, 1996.

Capitalized software development costs for the period May 1, 1995 to March 27, 1996 amounted to $275,000 while amortization of capitalized software development costs amounted to $239,000 and is included in cost of revenue in the accompanying Statement of Operations.

Note 3 - Advance payable

In March 1996 INSCI Corp. advanced $40,000 to the Company. Repayment of this advance along with interest at 8% per annum was made upon the closing of the sale of certain of the Company's net assets on March 28, 1996.

Note 4 - Notes payable - related parties

The notes payable at March 27, 1996 consists of a $25,000 note payable to an individual related to a stockholder of the Company and $199,816 note payable to a stockholder of the Company. Both notes were noninterest bearing and were settled at the closing of the sale of certain of the Company's net assets on March 28, 1996.

Note 5 - Income taxes

The deferred income tax (benefit) results from temporary differences in the recognition of assets, liabilities, revenues and expenses for financial accounting and tax purposes. Sources of such differences and related tax effects are as follows:

Capitalized software development costs                                 $ 12,240
Furniture, fixtures and equipment                                         5,621
Accounts payable and other liabilities                                   (8,296)
Net operating loss carryforwards                                        (45,776)
Other                                                                       451
                                                                       --------
                                                                       $(35,760)
                                                                       --------

A summary of deferred tax assets and deferred tax liabilities by source included in the balance sheet at March 27, 1996.

Deferred tax assets
     Accounts payable and other liabilities                            $ 53,548
     Net operating loss carryforwards                                   142,441
                                                                       --------
                                                                        195,989
                                                                       --------

Deferred tax liabilities
     Capitalized software development costs                             120,700
     Furniture, fixtures and equipment                                    6,125
     Other                                                                2,274
                                                                       --------
                                                                        129,099
                                                                       --------
                  Net deferred tax asset                               $ 66,890
                                                                       --------

                              COURTLAND GROUP, INC.

                                 March 27, 1996




At March 27, 1996 the Company has approximately $400,000 of net operating loss carryforwards all of which is expected to be utilized in 1996.

Note 6 - Commitments

The Company leases office space under an operating lease which expires in March 1998. Under the provisions of the lease the Company is required to make monthly payments of $3,292 through maturity. Subsequent to the sale of certain of the Company's net assets, this lease agreement was assigned to INSCI Corp.